UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 6, 2019 (June 6, 2019)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, DE 19805
(302) 774-1000
(Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Effective August 31, 2017, pursuant to the merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017, The Dow Chemical Company and its consolidated subsidiaries ("Historical Dow") and E. I. du Pont de Nemours and Company and its consolidated subsidiaries ("Historical DuPont") each merged with subsidiaries of DowDuPont Inc. ("DowDuPont") and as a result, Historical Dow and Historical DuPont became subsidiaries of DowDuPont (the "Merger"). Subsequent to the Merger, Historical Dow and Historical DuPont engaged in a series of internal reorganization and realignment steps to realign their businesses into three subgroups: agriculture, materials science and specialty products. Dow Inc. (“Dow”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the materials science business and Corteva Inc. (“Corteva”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the agriculture business.

DowDuPont previously announced its intent to separate into three, independent, publicly traded companies through the pro rata distribution of all of the then-issued and outstanding shares of common stock of Dow to DowDuPont stockholders (the “Dow Distribution”) followed by the pro rata distribution of all of the then-issued and outstanding shares of common stock of Corteva to DowDuPont stockholders (the “Corteva Distribution” and, together with the Dow Distribution, the “Distributions”). The Dow Distribution was effected on April 1, 2019 and the Corteva Distribution was effected on June 1, 2019. Following the Distributions, DowDuPont continued to hold the specialty products business and on June 1, 2019, changed its registered name to DuPont de Nemours, Inc. (“DuPont”) (referred to in this Unaudited Pro Forma Combined Statements of Operations and Pro Forma Historical Segment Information prior to June 1, 2019 as DowDuPont and on or after June 1, 2019 as DuPont).

In contemplation of the Distributions and to achieve the respective credit profiles of each of the current companies, in the fourth quarter of 2018, DowDuPont consummated a public underwritten offer of eight series of senior unsecured notes (the “DowDuPont Notes”) in an aggregate principal amount of $12.7 billion and entered into a term loan agreement consisting of two term loan facilities (the “Term Loan Facilities”) in the aggregate principal amount of $3.0 billion. The funds from the Term Loan Facilities were not drawn as of March 31, 2019 but were drawn prior to the Corteva Distribution to fund cash contributions to Corteva. Additionally, DowDuPont issued approximately $1.4 billion in commercial paper in May 2019 in anticipation of the Corteva Distribution (the “Funding CP Issuance”). The DowDuPont Notes, Term Loan Facilities and Funding CP Issuance are collectively referred to herein as the “Financings”. The net proceeds from the Financings together with cash from operations were used to fund cash contributions to Dow and Corteva, and DowDuPont’s November 2018 $3.0 billion share repurchase program which was completed in the first quarter of 2019 (the “Share Repurchase Program”).

Spin-Off of Dow
Effective as of 5:00 p.m. on April 1, 2019, DowDuPont completed the Dow Distribution. Immediately after the Dow Distribution, DowDuPont does not beneficially own any equity interest in Dow and no longer consolidates Dow into its financial results. Beginning in the second quarter of 2019, Dow's historical financial results for periods prior to April 1, 2019 will be reflected in DuPont's consolidated financial statements as discontinued operations.

Spin-Off of Corteva
Effective as of 12:01a.m. on June 1, 2019, DuPont completed the Corteva Distribution. Immediately after the Corteva Distribution, DuPont does not beneficially own any equity interest in Corteva and no longer consolidates Corteva into its financial results. Beginning in the second quarter of 2019, Corteva's historical financial results for periods prior to June 1, 2019 will be reflected in DuPont's consolidated financial statements as discontinued operations.

Reverse Stock Split
Immediately following the Corteva Distribution, on June 1, 2019, DuPont completed a 1-for-3 reverse stock split (the "Reverse Stock Split") and as a result, DuPont common stockholders now hold one share of common stock of DuPont for every three shares held prior to the Reverse Stock Split. Beginning in the second quarter of 2019, DuPont’s historical financial statements and related notes will be retrospectively adjusted to reflect the Reverse Stock Split.

Last-in, First-out (“LIFO”) Accounting Policy Change
Prior to the Corteva Distribution, the specialty products business of DowDuPont recorded inventory under the LIFO, first-in, first-out and average cost methods. Effective after the Corteva Distribution, DuPont elected to change the method of accounting for inventories of the specialty products business recorded under the LIFO method to the average cost method. Beginning in the second quarter of 2019, DuPont’s historical financial statements and related notes will be retrospectively adjusted to reflect the LIFO accounting policy change.

Segment Realignments
The unaudited pro forma combined statements of operations (the "unaudited pro forma statements of operations") and pro forma historical segment information included in exhibit 99.1 to this Current Report on Form 8-K, reflects the new segment structure of DuPont. Immediately following the Corteva Distribution, DuPont made changes to its management and reporting structure, including the creation of a new Non-Core segment.

These changes resulted in the following realignments to the Non-Core segment:

•	Photovoltaic and Advanced Materials business unit (including the HSC Group joint ventures: DC HSC Holdings LLC and Hemlock Semiconductor L.L.C) from the Electronics & Imaging segment;

•	Biomaterials and Clean Technologies business units from the Nutrition & Biosciences segment;

•	DuPont Teijin Films joint venture from the Transportation & Industrial (formerly known as Transportation & Advanced Polymers) segment; and

•	Sustainable Solutions business unit from the Safety & Construction segment.

In addition, the following changes occurred:

•
Consolidation of the Nutrition & Health business with the Industrial Biosciences business within the Nutrition & Biosciences reportable segment. Previously, Nutrition & Health and Industrial Biosciences were separate operating segments which did not meet the quantitative thresholds.

•
Pre-commercial activities related to the Biomaterials business unit will be realigned from Corporate to Non-Core, with the remaining pre-commercial activities realigned to the Nutrition & Biosciences segment.

The unaudited pro forma combined statements of operations (the "unaudited pro forma statements of operations") have been prepared based upon currently available information and assumptions deemed appropriate by management. The unaudited pro forma statements of operations and pro forma historical segment information are not necessarily indicative of what results of operations actually would have been had the Merger, Distributions, and Financings been completed on January 1, 2017. In addition, the unaudited pro forma statements of operations and pro forma historical segment information do not purport to project the future operating results of DuPont.

The information contained in this Current Report on Form 8-K, including exhibit 99.1, is being furnished pursuant to Regulation FD in order to provide the financial community with summary financial information and historical data that is on a basis consistent with how DuPont will report current financial information and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any filing under the Exchange Act and the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The information will provide investors with tools that management uses to budget, make operating and strategic decisions and evaluate performance. This financial information should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of DowDuPont’s, Historical Dow’s and Historical DuPont’s financial statements contained in the respective Quarterly Reports on Form 10-Q for the interim periods included herein and Annual Reports on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission ("SEC").

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1*
Unaudited Pro Forma Combined Statements of Operations and Pro Forma Historical Segment Information adjusted to reflect the Merger, Distributions, Financings, Reverse Stock Split, LIFO Accounting Policy Change and new segment structure, by quarter.

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: June 6, 2019

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller
City:	Wilmington
State:	Delaware

EXHIBIT INDEX

Exhibit No.	Description
99.1*
Unaudited Pro Forma Combined Statements of Operations and Pro Forma Historical Segment Information adjusted to reflect the Merger, Distributions, Financings, Reverse Stock Split, LIFO Accounting Policy Change and new segment structure, by quarter.

* Furnished herewith.